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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




                         DATE OF REPORT: OCTOBER 1, 1999



                            TEAM AMERICA CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




     Ohio                       0-21533                         31-1209872
---------------           ---------------------           ----------------------
(STATE OR OTHER           (COMMISSION FILE NO.)           (IRS EMPLOYER
JURISDICTION OF                                           IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)


                            110 E. Wilson Bridge Road
                             Worthington, Ohio 43085
                                 (614) 848-3995
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)



                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5.  OTHER ITEMS.

         On October 1, 1999, TEAM America Corporation, an Ohio corporation (the "Company"), issued a press release announcing that the Company's Board of Directors has approved an offer to purchase all of its outstanding shares of common stock. The press release is included as Exhibit 99 to this Form 8-K and is incorporated herein by this reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (C)      EXHIBITS.

          Exhibit No.                    Description

              99 Press release, dated October 1, 1999, entitled "TEAM America Corporation's Board of Directors Approves Buy-Out Offer"


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            TEAM AMERICA CORPORATION


Date:    October 1, 1999                    By: /s/Michael R. Goodrich
                                               -----------------------
                                               Michael R. Goodrich, Chief
                                               Financial Officer


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                                  EXHIBIT INDEX


             Exhibit No.                  Description

                  99 Press release, dated October 1, 1999, entitled "TEAM America Corporation's Board of Directors Approves Buy-Out Offer"

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